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                                                                    Exhibit 3.37
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[State Seal]                                                                      -------------------------------------------
                                    Prescribed by J. Kenneth Blackwell            Expedite this Form: (Select One)
                                          Ohio Secretary of State                 -------------------------------------------
                                       Central Ohio: (614) 466-3910                Mail Form to one of the Following:
                                Toll Free: 1-877-SOS-FILE (1-877-767-3453)        -------------------------------------------
                                                                                               PO Box 1390
                                                                                  o Yes        Columbus, OH 43216
                                                                                  *** Requires an additional fee of $100 ***
                                                                                   ------------------------------------------
www.state.oh.us/sos                                                                            PO Box 670
e-mail:  busserv@sos.state.oh.us                                                  o No         Columbus, OH 43216
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                                   Application for Registration of a Registered Partnership
                                                 Having Limited Liability or
                                              Certificate of Limited Partnership
                                                    (Domestic or Foreign)
                                                      Filing Fee $125.00

THE UNDERSIGNED DESIRING TO FILE A:

(CHECK ONLY ONE (1) BOX)
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(1) Certificate of Limited Partnership                                      (2) Application for Registration of a
    [ ] Domestic (141-CLP)                                                      Registered Partnership Having Limited Liability
    [ ] Foreign   (104-LPF)    ______________      ______________________       [ ] Domestic    [ ] Foreign    _________________
                                 (Home State)       (Date of Organization)       (105-PLL)       (105-PLF)          (State)

                                   ORC 1782                                                    ORC 1775.61 (A)
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Complete the general information in this section for the box checked above.
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The Name of the
Partnership Shall Be      ___________________________________________________________________________________

[ ] Check here if additional provisions are attached

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Complete the information in this section if Domestic or Foreign is checked in box (1).
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The Address of the
principal place of
business of the partnership shall be                    ______________________________________________________________
                                                        (Street)

                                                        _________________ _____________________________ ______________
                                                        (City)                       (State)            (Zip Code)

The Name and Business or Residence Address of each
GENERAL PARTNER is

                       (Name)                                                      (Address)

__________________________________________________      _______________________________________________________________

__________________________________________________      _______________________________________________________________

__________________________________________________      _______________________________________________________________

                         (If insufficient space to cover this item, please attach additional sheet)

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Complete the information in this section if box (1) or (2) is checked.
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The above stated hereby appoints the following as its Statutory Agent

The Name & Address of a                                 ________________________________________________________________
Statutory Agent for Service of Process                  (Name)
in Ohio is
                                                        ________________________________________________________________
                                                        (Street)         NOTE:  P.O. Box Addresses are NOT acceptable.

                                                                                        Ohio
                                                        ------------------------------- -------     ------------------
                                                        (City)                          (State)     (Zip Code)

The entity above irrevocably consents to service of process on the agent listed above as long as the authority of the agent continues, and to service of process upon the OHIO SECRETARY OF STATE if:

         A. the agent cannot be found or
         B. the above listed fails to designate another agent when required to do so, or
         C. the above stated registration to do business in Ohio expires or is cancelled.

                                                  ACCEPTANCE OF APPOINTMENT

                         (Agent must sign Acceptance of Appointment if Domestic is checked in box 1.)

The Undersigned, __________________________________________________________________________ ,named herein as the

Statutory agent for, ________________________________________________________________ , hereby acknowledges and accepts the appointment of statutory agent for said entity.

                                          Signature: __________________________________________________
                                                                      (Statutory Agent)

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Complete the information in this section if Foreign is checked in box (1).
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The Address of the              ______________________________________________________________________________________
Foreign Partnership             (Street)
in the State or Country
of Formation                    ____________________ _________________________________________________ _______________
                                (City)                             (State or Country)                  (Zip Code)

(If the foreign limited partnership is not required to maintain an office in its state of formation, please indicate this fact in this space)

The address of the office where a list of the names and business or residence addresses of the limited partnership and their capital contributions is to be maintained until the registration of the foreign limited partnership is cancelled or withdrawn is


                                ______________________________________________________________________________________
                                (Street)

                                ____________________ _________________________________________________ _______________
                                (City)                             (State or Country)                  (Zip Code)

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Complete the information in this section if box (2) is checked.
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Please complete the following appropriate section (either item A or B)

(A) The Address of the Partnership's                    ______________________________________________________________
      Principal Office in Ohio is                       (Street)         NOTE: P.O. Box Addresses are NOT acceptable.

                                                                                Ohio
                                                        --------------------  ----------------------      ------------
                                                        (City)                (State)                     (Zip Code)

         If the partnership does not have a principal office in Ohio, then item B must be completed.

(B) The Address of the Partnership's                    ______________________________________________________________
     Office is                                          (Street)         NOTE: P.O. Box Addresses are NOT acceptable.


                                                        --------------------  ----------------------      ------------
                                                        (City)                (State)                     (Zip Code)

The business which the partnership engages in is _____________________________________________________________________

          ____________________________________________________________________________________________________________

The effective date shall be      ________________
                                       (Date)

(If a date is specified, the date must be a date on or after the date of filing; the effective date of the application cannot be earlier than the date of filing, if no date is specified, the date of filing will be the effective date of the application.)

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Follow these signature instructions in this section if an item in box (1) is checked.
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(Domestic) Certificate must be signed by all general partners.
(Foreign) This application is to be signed by a general partner of the limited partnership.

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Follow these signature instructions in this section if an item in box (2) is checked.
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The registration application must be executed by a majority in interest of the partners or by one or more partners authorized by the partnership to execute the registration application.

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      REQUIRED                                          --------------------------------------------------  ------------------------
Must be authenticated (signed)
by an authorized representative
     (See Instructions)                                 --------------------------------------------------  ------------------------
                                                        Authorized Representative                           Date

                                                        --------------------------------------------------
                                                        Print Name

                                                        --------------------------------------------------

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                                                        --------------------------------------------------  ------------------------
                                                        Authorized Representative                           Date

                                                        --------------------------------------------------
                                                        Print Name

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